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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    June 9, 1997


                        BALDWIN TECHNOLOGY COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   1-9334                      13-3258160
(State of Other Jurisdiction       (Commission                (I.R.S. Employer
      of Incorporation)           File Number)               Identification No.)


One Norwalk West, 40 Richards Ave, Norwalk, Connecticut                    06854
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code                  203-838-7470


                 65 Rowayton Avenue, Rowayton, Connecticut 06853
          (Former name or former address, if changed since last report)
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Item 5.           Other Events.

                  On June 9, 1997, the Company signed a Stock Purchase Agreement with Kaber Imaging, Inc., under which terms it agreed to sell all of the outstanding shares of the "Misomex Group of Companies" to Kaber Imaging, Inc. The Misomex Group of Companies include, among others: Misomex of North America, Inc., Misomex AB, Misomex GmbH, Misomex Italia, Misomex U.K., Ltd. and Misomex Engineering Ltd. On June 30, 1997, Kaber Imaging, Inc. assigned all of its rights under the Stock Purchase Agreement to Kaber Imaging Corp. The transaction closed on June 30, 1997.

                  A copy of the Stock Purchase Agreement, dated as of June 9, 1997, between Kaber Imaging, Inc. and the Company is attached hereto as Exhibit 10.26.

                  A copy of the Company's Press Release, dated June 10, 1997, announcing the signing of the Stock Purchase Agreement, dated as of June 9, 1997, between Kaber Imaging, Inc. and the Company is attached hereto as Exhibit 99.1.

                  A copy of the Company's Press Release, dated July 1, 1997, announcing the completion of the transaction is attached as Exhibit 99.2.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  10.26 Stock Purchase Agreement, dated as of June 9, 1997, between Kaber Imaging, Inc. and the Company.


                  99.1 Press Release of the Company, dated June 10, 1997, announcing the signing of the Stock Purchase Agreement.

                  99.2 Press Release of the Company, dated July 1, 1997, announcing that the transaction contemplated by the Stock Purchase Agreement had closed.
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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BALDWIN TECHNOLOGY COMPANY, INC.
                              --------------------------------------------------
                                                   (Registrant)



                                   /s/ WILLIAM J. LAURICELLA
                              --------------------------------------------------
                                       William J. Lauricella
                                       Chief Financial Officer and Treasurer



Date:  July 3, 1997
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                                EXHIBIT INDEX
                                -------------

      Exhibit No.                         Description
      -----------                         -----------

         10.26 Stock Purchase Agreement, dated as of June 9, 1997, between Kaber Imaging, Inc. and the Company.

         99.1 Press Release of the Company, dated June 10, 1997, announcing the signing of the Stock Purchase Agreement.

         99.2 Press Release of the Company, dated July 1, 1997, announcing that the transaction contemplated by the Stock Purchase Agreement had closed.